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                                                                       Exhibit 9

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $.01 per share, of Luxtec Corporation is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

March 12, 2001
                               GE CAPITAL EQUITY INVESTMENTS, INC.


                               By:  /s/ Jonathan K. Sprole
                                  ----------------------------------------------
                               Name:  Jonathan K. Sprole
                               Title: Senior Vice President, General Counsel and
                                      Secretary


                               GENERAL ELECTRIC CAPITAL CORPORATION


                               By:  /s/ Jonathan K. Sprole
                                  ----------------------------------------------
                               Name:  Jonathan K. Sprole
                               Title: Department Operations Manager


                               GENERAL ELECTRIC CAPITAL SERVICES, INC.


                               By:  /s/ Jonathan K. Sprole
                                  ----------------------------------------------
                               Name:  Jonathan K. Sprole
                               Title: Attorney-in-Fact


                               GENERAL ELECTRIC COMPANY


                               By:  /s/ Jonathan K. Sprole
                                  ----------------------------------------------
                               Name:  Jonathan K. Sprole
                               Title: Attorney-in-Fact




                                  Exhibit 9-1